EXHIBIT 21

                                 Coach USA, Inc.
                        Subsidiaries as of March 18, 1999


NAME OF SUBSIDIARY:                                     STATE OF INCORPORATION:

2948-7238 Quebec, Inc.                                  Canada
    d/b/a Gray Line of Quebec City
AAA Auto Leasing, Inc.                                  Florida
ACT Travel, Inc.                                        Tennessee
ASTI, Inc.                                              Florida
    d/b/a Gray Line of Orlando
Aircraft Taxi Co.                                       Florida
Airlines Acquisition Company, Inc.                      Pennsylvania
    d/b/a Airlines Transportation Company
Airocar, Inc.                                           Florida
    d/b/a Five Star Tours, Ltd.
    d/b/a Gray Line
    d/b/a Gray Line of Fort Lauderdale
    d/b/a Gray Line of Fort Myers/Naples
    d/b/a Gray Line of Fort Pierce
    d/b/a Gray Line of Key West
    d/b/a Gray Line of Palm Beach
    d/b/a Medi-Transportation of South Florida, Inc.
    d/b/a Orlando Transportation, Ltd.
Airport Limousine Service, Inc.                         Delaware
    d/b/a ALS Paratransit
    d/b/a Checker Cab
    d/b/a Embassy Coach
    d/b/a Pittsburgh Airbus
    d/b/a Pittsburgh Paratransit
Airport Rent-A-Car, Inc.                               Florida
Air Travel Transportation, Inc.                        Georgia
    d/b/a Atlanta Airport Shuttle
Alamo City Transportation Company                      Texas
    d/b/a Towne Car
American Bus Lines, Inc.                               Florida
America Charters, Ltd.                                 North Carolina
    d/b/a Northwestern Coach Company, Inc.
    d/b/a Piedmont Coach Lines, Inc.
American Charters and Tours, Inc.                      Tennessee
American Coach Lines, Inc.                             Florida
American Limousine Service, Inc.                       Florida
American New York Tours Corp.                          New York
    d/b/a Parker Tours
    d/b/a ShortLine
    d/b/a Short Line Travel Tours
American Sightseeing, Inc.                             Florida
American Sightseeing Tours, Inc.                       Florida
    d/b/a ASTI
    d/b/a Dreamer Charters and Limousines
    d/b/a Golden Isles Coaches of Florida
    d/b/a Royal Tours of America
American Tour Connection, Inc.                         New Jersey
AmeriCoach Tours, Inc.                                 Tennessee
Antelope Nevada, Inc.                                  Nevada
Antelope Valley Bus, Inc.                              California
    d/b/a Gray Line Los Angeles
Arrow Leasing, Inc.                                    Connecticut
Arrow Stage Lines, Inc.                                Nebraska
Art-Mar Corporation                                    Florida
Associates Business Credit, LLC                        Kansas
Atlanta Airport Shuttle, Inc.                          Georgia

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

Autocar Connaisseur Inc.                               Canada
    d/b/a Gray Line of Montreal
Automobiles Sabrevois Ltee                             Canada
Barclay Airport Service, Inc.                          New Jersey
Barclay Transportation Services, Inc.                  New Jersey
Bay Area Yellow Cab, LLC                               Florida
Bayou City Coaches, Inc.                               Texas
Blackhawk, Central City Ace Express, Inc.              Colorado
    d/b/a Ace Express
Blue Bird Coach Lines, Inc.                            Delaware
Browder Tours, Inc.                                    Tennessee
    d/b/a Browder Tours
    d/b/a Browder Tours and Charters
Brunswick Transportation Company, Inc.                 Maine
    d/b/a The Maine Line
    d/b/a The Maine Line - Charter
    d/b/a Maine Line Tours
Bus Chicago, Inc.                                      Illinois
Butler Motor Transit, Inc.                             Pennsylvania
    d/b/a Butler Motor Tours
    d/b/a Earth Tours
    d/b/a Grove City Bus Line
C&E Transportation of Biloxi, Inc.                     Mississippi
CFT Investments, LLC                                   Kansas
Cab Services, Inc.                                     Texas
    d/b/a Towne Car
California Charters, Inc.                              Texas
    d/b/a Texas/California Charter Service
Cam-Jo, Inc.                                           Florida
    d/b/a Bay Area Yellow Cab
    d/b/a Clearwater Yellow Cab
    d/b/a Pasco County Yellow Cab
    d/b/a Pinellas Yellow Cab
    d/b/a St. Petersburg Yellow Cab
Cambas Investments, Inc.                               Florida
Cape Transit Corp.                                     New Jersey
    d/b/a Adventure Trails
Carey Statewide Limousine Service, Inc.                Michigan
    d/b/a All-Statewide Limousine
    d/b/a Carey of Michigan
    d/b/a Carey Limousine
    d/b/a Statewide Limousine
Central Cab Company                                    Pennsylvania
    d/b/a Country Road Tours
    d/b/a Park Tours
Central Charters & Tours, Inc.                         Pennsylvania
Central Jersey Transit, Inc.                           New Jersey
Checker Cab of Pensacola, Inc.                         Florida
Chenango Valley Bus Lines, Inc.                        New York
    d/b/a ShortLine
Classic Lines, Inc.                                    Florida
Clinton Avenue Bus Company                             New Jersey
Coach Leasing, Inc.                                    Illinois
    d/b/a USA Coach Leasing
Coach USA Administration, Inc.                         Nevada
Coach USA Management Business Trust                    Delaware
Coach USA of New Orleans, Inc.                         Delaware
Coach XXIII Acquisition, Inc.                          Delaware
Colonial Coach Corp.                                   New Jersey
    d/b/a Gray Line
    d/b/a ShortLine

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

Colorado Springs Airport Transportation Service, Inc.  Colorado
Commercial Leasing, LLC                                Missouri
Commlease, LLC                                         Missouri
Commodore Tours, Inc.                                  New Jersey
Community Bus Lines, Inc.                              New Jersey
Community Coach, Inc.                                  New Jersey
Community Tours, Inc.                                  New Jersey
Community Transit Lines, Inc.                          New Jersey
Community Transportation, Inc.                         New Jersey
Comprehensive Communication Services, Inc.             Florida
Corporate Car U.S.A., Inc.                             Florida
Dairyland Buses, Inc.                                  Wisconsin
Dairyland-Hamilton, Inc.                               Wisconsin
Desert Stage Lines                                     California
Douglas Braund Investments Limited                     Canada
Eagle Executive Transportation Services, Inc.          Texas
    d/b/a Concorde-Access Transportation
    d/b/a Concorde-Access Limousines
    d/b/a Greater Houston Charters and Sightseeing Service
    d/b/a Houston Medical Limousine and Charter Service
Eagle Paratransit Services, Inc.                       Louisiana
Eights Cab, Inc.                                       Florida
El Expreso, Inc.                                       Texas
    d/b/a Central De Autobuses
    d/b/a El Expreso Bus Co.
    d/b/a Mexico Travel Centre
    d/b/a Mexico Travel Services
    d/b/a Noreste Bus Co.
    d/b/a The Express Bus Co.
Erie Coach Lines Company                               Nova Scotia, Canada
    d/b/a Erie Coach
    d/b/a Erie Coach Lines
Falcon Charter Service                                 California
Fiesta Cab Company                                     Colorado
    d/b/a Taxis Fiesta
Fiesta Cab Company                                     Texas
    d/b/a Taxis Fiesta
Fiesta Cab Company, Inc.                               Georgia
    d/b/a Taxis Fiesta
Fiesta Cab Company, Inc.                               Indiana
    d/b/a Taxis Fiesta
Fiesta Cab Company of San Antonio                      Texas
    d/b/a Taxis Fiesta
Fiesta Transportation Company                          Texas
    d/b/a Fiesta Elegante
Friedman Transportation Co., Inc.                      New Jersey
GL Bus Lines, Inc.                                     New York
    d/b/a Gray Line
    d/b/a ShortLine
Gad About Tours, Inc.                                  Ohio
Garden State Leasing Co., Inc.                         New Jersey
Golden Isles Coaches of Florida, Inc.                  Florida
    d/b/a Golden Isles Coaches of Florida
    d/b/a Taylor Made Tours
Golden Vacations, Inc.                                 California
Gray Line Air Shuttle, Inc.                            New York
    d/b/a ShortLine
Gray Line New York Tours, Inc.                         New York
    d/b/a ShortLine
Greater Austin Transportation Company                  Texas
    d/b/a American Cab Co.

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

    d/b/a American Yellow Checker Cab Company
    d/b/a Towne Car Limousine Service
    d/b/a Yellow Cab Company
    d/b/a Yellow Check Cab Company
    d/b/a Yellow Checker Cab Company
Greater Boulder Transportation Company                 Colorado
    d/b/a American Cab Company of Denver
Greater Colorado Springs Transportation Company        Colorado
    d/b/a Airport Taxicab of Colorado Springs, Inc.
    d/b/a Checker Taxicab, Inc.
    d/b/a Colorado Springs Airport Ground
             Transportation Authority
    d/b/a Colorado Springs Taxicab, Inc.
    d/b/a El Paso County Taxicab, Inc.
    d/b/a Metro Limousine
    d/b/a Metro Taxicab of Colorado Springs, Inc.
    d/b/a Towne Car, Inc.
    d/b/a Towne Car of Colorado Springs, Inc.
    d/b/a Towne Car of Denver, Inc.
    d/b/a Yellow Cab Company of Colorado Springs, Inc.
    d/b/a Yellow Cab Package Xpress
Greater Colorado Transportation Company                Colorado
    d/b/a American Cab & Limousine
    d/b/a American Cab of Colorado
    d/b/a American Cab of Colorado Springs
    d/b/a American Cab of Denver
    d/b/a American Limousine of Denver
    d/b/a American Limousine of North Denver
    d/b/a Towne Car of Denver, Inc.
Greater Detroit Transportation Co., Inc.
    d/b/a Motor City Yellow Taxi, Inc.
Greater Houston Airport Transportation Services, In    Texas
    d/b/a Greater Houston Airport Taxi
Greater Houston Transportation Company                 Texas
    d/b/a City Taxi
    d/b/a Package Xpress
    d/b/a Yellow Cab
    d/b/a Yellow Cab Company
    d/b/a Yellow Cab Company of Katy
    d/b/a Yellow Cab Package Xpress
Greater Indianapolis Transportation, Inc.              Indiana
Greater San Antonio Transportation Company             Texas
    d/b/a Yellow Checker Cab
Grosvenor Bus Lines, Inc.                              California
    d/b/a Coach USA - San Francisco Grayline
    d/b/a Gray Line of Monterey/Carmel
    d/b/a Gray Line of San Francisco
    d/b/a The Gray Line
Grosvenor Limousine Service, Inc.                      California
Gulf Coast Transportation Company                      Texas
    d/b/a Coach USA - Houston
    d/b/a Diamond Bus Lines
    d/b/a Gray Line of Houston
    d/b/a Gray Line Tours of Houston
    d/b/a Group N. and S., Incorporated
H.A.M.L. Corporation                                   New Jersey
HealthTrans, Inc.                                      Delaware
High Adventure Tours, Inc.                             New York
Houston Cab Company                                    Texas
Hudson Transit Corporation                             New York
    d/b/a ShortLine
Hudson Transit Lines, Inc.                             Delaware

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

    d/b/a ShortLine
IPD, Inc.                                              Missouri
Indianapolis Checker Cab, Inc.                         Indiana
Indianapolis Taxi, Inc.                                Indiana
Indianapolis Yellow Cab, Inc.                          Indiana
International Bus Services, Inc.                       New York
    d/b/a ShortLine
International Express Corp.                            Minnesota
    d/b/a Airport Express
    d/b/a Express Shuttle USA
International Leasing and Finance Corporation          New Jersey
Jul-Al, Inc.                                           Georgia
K.C. Executive Coach, Inc.                             Missouri
    d/b/a Kansas City Executive Coach
KCI Shuttle, Inc.                                      Missouri
K-T Contract Services, Inc.                            Texas
    d/b/a Coach USA Las Vegas
    d/b/a Jetlink
K-T Contract Services of Southern Nevada, Inc.         Nevada
    d/b/a Coach USA - Gray Line Las Vegas
    d/b/a Express Shuttle USA
    d/b/a River Gambler Tours
Kansas City Ground Transportation, Inc.                Missouri
Keeshin Charter Service, Inc.                          Illinois
Keeshin Destination Chicago, Inc.                      Illinois
Keeshin Transportation, LP                             Delaware
Kerrville Bus Company, Inc.                            Texas
    d/b/a Bluebonnet Coaches
    d/b/a Fort Worth Bus Charters
    d/b/a Gray Line of Albuquerque
    d/b/a Gray Line of Austin
    d/b/a Gray Line of Dallas/Ft. Worth
    d/b/a Gray Line of Lafayette
    d/b/a Gray Line of San Antonio
    d/b/a Sunset Tours and Travel, Inc.
    d/b/a Vaught Charters, Inc.
L.E.R. Transportation Company                          New Jersey
LND, Inc.                                              Florida
Lakeland Area Bus Service, Inc.                        Wisconsin
Lakeside Buses of Wisconsin, Inc.                      Wisconsin
Le Bus, Inc.                                           Florida
Leisure Time Tours                                     New Jersey
    d/b/a Leisure Line
    d/b/a Leisure Time Tours of N.J.
Lenzner Tours, Inc.                                    Pennsylvania
    d/b/a Lenzner Coach Lines
Lenzner Tours, Ltd.                                    Pennsylvania
    d/b/a Lenzner Coach Lines
    d/b/a Lenzner Tour and Travel
Lenzner Transit, Inc.                                  Pennsylvania
Lenzner Transportation Group, Inc.                     Nevada
Limousine Rental Service, Inc.                         New Jersey
    d/b/a ShortLine
Locust Partners, LLC                                   Missouri
MTSI, Inc.                                             Missouri
Metro Cab, Inc.                                        Florida
Metro Cars, Inc.                                       Michigan
Metro Cars Management Corp.                            Michigan
Metro Coach, Inc.                                      San Juan, Puerto Rico
Metro Diversified Insurance Group, Inc.                Florida
Metro Jitney Incorporated                              Florida

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

Metro Limo, Inc.                                       Florida
Metro Medical Transportation Services, Inc.            Florida
    d/b/a HealthTrans of South Florida
Metro Mini-Bus, Inc.                                   Florida
Metro Taxi, Inc.                                       Colorado
Metro Taxi, Inc.                                       Florida
Metro Taxicab Co., Inc.                                Florida
Metro Transport, LLC                                   Missouri
Metro Transportation Services, Inc.                    Florida
Midstate Coach Lines, Inc.                             New York
Midtown Bus Terminal of New York, Inc.                 New York
Mini Coach of Boston, Inc.                             Massachusetts
Mister Sparkle, Inc.                                   New Jersey
Mountaineer Coach, Inc.                                Pennsylvania
Nevada Corporation, Inc.                               Nevada
New Delaware Coach, Inc.                               Delaware
Niagara Scenic Bus Lines, Inc.                         New York
O'Hare Shuttle Limited Partnership                     Illinois
OSP, Inc.                                              Illinois
Olympia Trails Bus Company, Inc.                       New Jersey
Orange, Newark, Elizabeth Bus, Inc.                    New Jersey
P&S Transportation, Inc.                               Florida
    d/b/a Laser Bus Lines
    d/b/a Royal Tours of America
PCSTC, Inc.                                            California
    d/b/a Gray Line of Anaheim
    d/b/a Pacific Coast Sightseeing Tours & Charters
Para-Transit, Inc.                                     Florida
Parker Tours, Inc.                                     New York
Pawtuxet Valley Bus Lines, Inc.                        Rhode Island
    d/b/a Newport Foxwood Tours
Pennsylvania Transportation Systems, Inc.              Delaware
Perfect Body, Inc.                                     New Jersey
Pittsburgh Transportation Charter Services, Inc.       Delaware
Pittsburgh Transportation Company                      Pennsylvania
    d/b/a Yellow Airport Express
Powder River Transportation Services, Inc.             Wyoming
    d/b/a Pixley Transportation, Inc.
Progressive Transportation Services, Inc.              New York
    d/b/a Empire Transit Lines
    d/b/a Southern Tier Express
    d/b/a Travel Express
R&T Leasing, Inc.                                      New Jersey
Red & Tan Charter, Inc.                                New Jersey
Red & Tan Enterprises, Inc.                            New Jersey
Red & Tan of Boca, Inc.                                Florida
Red & Tan Tours, Inc.                                  New Jersey
Red & Tan Tours of Florida, Inc.                       Florida
Red & Tan Transportation Systems, Inc.                 New Jersey
Red & Tan Unlimited, Inc.                              New Jersey
Red Top Sedan Service, Inc.                            Florida
Red Top Transportation, Inc.                           Florida
River Market Conoco, Inc.                              Missouri
    d/b/a River Market Conoco and Food Store
RJR Development Company                                Texas
Rockland Coaches, Inc.                                 New Jersey
Rockland Transit Corporation                           New York
Ross Tours, Inc.                                       Mississippi
Royal Tours of America, Inc.                           Florida
    d/b/a Royal Tours
Salt Lake Coaches, Inc.                                Utah

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

    d/b/a Express Shuttle USA
    d/b/a Gray Line Salt Lake
S.E.M. Incorporated                                    Florida
SL Capital Corp.                                       New York
    d/b/a ShortLine
Short Line Terminal Agency, Inc.                       New Jersey
    d/b/a ShortLine
Shuttle Services MIA, Inc.                             Florida
Southfield Cab Company                                 Michigan
Southfield Red & White, Inc.                           Michigan
Stardust Tours-Memphis, Inc.                           Tennessee
    d/b/a Gray Line of Memphis
    d/b/a Grayline Tours of Memphis
Suburban Management Corp.                              New Jersey
    d/b/a Central Jersey Transit
    d/b/a Suburban Management Corporation
    d/b/a Suburban Tours
Suburban Trails, Inc.                                  New Jersey
Suburban Transit Corp.                                 New Jersey
Syracuse and Oswego Coach Lines, Inc.                  New York
TFC Investments, LLC                                   Kansas
Terminal Cab, Inc.                                     Missouri
Texas Bus Lines, Inc.                                  Texas
    d/b/a Airport Express
    d/b/a Coach USA - Houston
    d/b/a Express Shuttle USA
Texas Shuttle, Inc.                                    Texas
The Airport Connection, Inc.                           Georgia
The Arrow Line, Inc.                                   Connecticut
    d/b/a Creative Tours
    d/b/a Fitzgerald Bus Company
The B.T.D. Realty Corporation                          Connecticut
The Bus Exchange, Inc.                                 New York
    d/b/a ShortLine
The Hudson Bus Transportation Co., Inc.                New Jersey
The Mapleridge Group, Inc.                             Michigan
Tippett Travel, Inc.                                   Florida
    d/b/a Marie's Charter Bus
Total Vehicle Services, Inc.                           Florida
TranServ, Inc.                                         Michigan
    d/b/a Detroit Limousine
    d/b/a TranSedan
    d/b/a TranServ Executive Services
Tran-Star Executive Transportation
     Services of Florida, Inc.                         Florida
Trans-Hudson Express, Inc.                             New Jersey
Trans Maintenance, Inc.                                New Jersey
Transit Video Security Systems, Inc.                   New Jersey
Transportation Contractors, Inc.                       Florida
Transportation Equipment of Pensacola, Inc.            Florida
Transportation Management, Inc.                        Florida
Transportation Management Services, Inc.               Pennsylvania
    d/b/a Gray Line of Pittsburgh
    d/b/a Lenzner Coach Lines
    d/b/a North Boroughs Cab
Trentway-Wagar, Inc.                                   Ontario, Canada
Trentway-Wagar (Leasing), Inc.                         Ontario, Canada
Trentway-Wagar (Properties), Inc.                      Ontario, Canada
TryKap Airport Services, Inc.                          Florida
TryKap Transportation Management, Inc.                 Florida
    d/b/a Coach USA
    d/b/a Gray Line of Orlando

NAME OF SUBSIDIARY:                                    STATE OF INCORPORATION:

    d/b/a TryKap Management, Inc.
    d/b/a World Transportation, Inc.
Tucker Taxi, Inc.                                      Florida
Tucker Transportation Company, Inc.                    Florida
Twenty-Four Corp.                                      New Jersey
Tyburn Limited                                         Delaware
Utica-Rome Bus Co., Inc.                               New York
V.I.P. Transportation, Inc.                            New Jersey
Valen Transportation, Inc.                             California
    d/b/a Valen Transportation and Tours
Van Nortwick Bros., Inc.                               New Jersey
    d/b/a Van Nortwick Bros.
    d/b/a Van Nortwick Tours
Vertical Market Software, Inc.                         Washington
West Florida Mobility, Inc.                            Florida
    d/b/a Paratransit Services of West Florida, Inc.
Wisconsin Coach Lines, Inc.                            Wisconsin
    d/b/a Wisconsin Coach Tours
Wisconsin Coach Lines - Racine, Inc.                   Wisconsin
Wohlgemuth Bus Co. Inc.                                New Jersey
Worthen Van Service, Inc.                              Wyoming
Yellow Cab Company of Biloxi, Inc.                     Mississippi
Yellow Cab Company of Houston, Inc.                    Texas
Yellow Cab Company of Pittsburgh                       Pennsylvania
Yellow Cab of Pensacola, Inc.                          Florida
Yellow Cab Service Corporation                         Delaware
Zone Taxicab of Colorado Springs, Inc.                 Colorado